M-WISE, INC.

                                   APPENDIX A

                                TO M-WISE, INC.'S
                         ISRAEL SHARE OPTION PLAN (2001)

                                  (SECTION 9.2)


                               NOTICE OF EXERCISE


                                                            Date: ______________

The Trustee under the m-Wise, Inc.
EMPLOYEE SHARE OPTION PLAN (2001) (THE "PLAN")



Dear Sirs,

                             Re: NOTICE OF EXERCISE

I hereby wish to inform you that it is my desire that of the Option which was granted to you on ________ to acquire ______ (________) Common Stock of m-Wise, Inc. (the "Company") on my behalf, you exercise and acquire on my behalf ______ (________) of the Common Stock subject to the said Option at a price of $____ per share, all in accordance with the Plan.

Attached to this Notice is a cheque in the amount of $________ as payment for the abovementioned shares.

I am aware that all the shares shall be allotted to you, registered in your name and that you shall hold all the share certificates representing such shares.

Likewise, I am aware of and agree to all the other provisions of the Plan,
Section 102 and applicable laws.




                                                           Yours sincerely,


                                                           ---------------
                                                           Employee's name


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                                  M-WISE, INC.

                                   APPENDIX B

                                TO M-WISE, INC.'S
                         ISRAEL SHARE OPTION PLAN (2001)

                                  (SECTION 9.4)


                               NOTICE OF EXERCISE


                                                            Date: ______________

M-WISE, INC.


Dear Sirs,

                             Re: NOTICE OF EXERCISE

Please be advised that I hereby exercise ________ (________) of the Common Stock subject to the Option which was granted to me on behalf of __________ on ________ to acquire ________ (________) Common Stock of m-Wise, Inc., at a price of $____ per share, all in accordance with the Plan.

Attached to this Notice is a cheque in the amount of $________ as payment for the abovementioned shares.






                                                           Yours sincerely,


                                                           ---------------
                                                           The Trustee


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                                  M-WISE, INC.

                                   APPENDIX C

                                TO M-WISE, INC.'S
                         ISRAEL SHARE OPTION PLAN (2001)

                                 (SECTION 10.2)


                     IRREVOCABLE PROXY AND POWER OF ATTORNEY


I, the undersigned, _____ , hereby appoint ________ or whoever shall replace him as trustee pursuant to m-Wise, Inc.'s Israel Share Option Plan (2001) (hereinafter: the "Trustee", the "Company" and the "Plan" respectively) as my proxy to participate and vote (or abstain) for me and on my behalf as he at his sole discretion of shall deem appropriate, on all matters at all meetings of shareholders of the Company (whether ordinary, extraordinary or otherwise), on behalf of all the shares and/or options of the Company held by the Trustee on my behalf and hereby authorize and grant a power of attorney to the Trustee as follows:

I hereby authorize and grant power of attorney to the Trustee for as long as any shares or options which were allotted or granted on my behalf are held by the Trustee or registered in his name, or for as long as the certificates representing any shares are held by the Trustee, to exercise every right, power and authority with respect to the shares and/or options and to sign in my name and on my behalf any document (including any agreement, including a merger agreement of the Company or an agreement for the purchase or sale of assets or shares (including the shares of the Company held on my behalf) and any and all documentation accompanying any such agreements, such as, but not limited to, decisions, requests, instruments, receipts and the like), and any affidavit or approval with respect to the shares and/or options or to the rights which they represent in the Company in as much as the Trustee shall deem it necessary or desirable to do so. In addition and without derogating from the generality of the foregoing, I hereby authorize and grant power of attorney to the Trustee to sign any document as aforesaid and any affidavit or approval (such as any waiver of rights of first refusal to acquire shares which are offered for sale by other shareholders of the Company and/or any preemptive rights to acquire any shares being allotted by the Company, in as much as such rights shall exist pursuant to the Company's incorporation documents as shall be in existence from time to time) and/or to make and execute any undertaking in my name and on my behalf if the Trustee shall, at his sole discretion, deem that the document, affidavit or approval is necessary or desirable for purposes of any placement of securities of the Company, whether private or public (including lock-up arrangements and undertakings), whether in Israel or abroad, for purposes of a merger of the Company with another entity, whether the Company is the surviving entity or not, for purposes of any reorganization or recapitalization of the Company or for purposes of any purchase or sale of assets or shares of the Company.



This Proxy and Power of Attorney shall be interpreted in the widest possible sense, in reliance upon the Plan and upon the goals and intentions thereof, and in accordance with the instructions of the Board of Directors of the Company (the "Board") (including any committee designated by the Board pursuant to the Plan) and its determinations.

This Proxy and Power of Attorney shall expire and cease to be of force and effect immediately after the consummation of the IPO (as such term is defined in the Plan) and shall be irrevocable until such time as the rights of the Company and the Company's shareholders are dependent hereon. The expiration of this Power of Attorney shall in no manner effect the validity of any document (as aforesaid), affidavit or approval which has been signed or given as aforesaid prior to the expiration hereof and in accordance herewith.


IN WITNESS WHEREOF, I have executed this Proxy and Power of Attorney on the __ day of ______, 2004.



---------------




CONFIRMATION

I, the undersigned, ________, hereby confirm the signature of _______which appears above.



---------------





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